SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2003

The First Years Inc.

(Exact name of registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

0-7024
(Commission file number)

04-2149581
(IRS Employer Identification No.)

One Kiddie Drive, Avon, Massachusetts 02322-1171
(Address of principal executive offices)
(Zip Code)

(508) 588-1220
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

     On March 6, 2003, The First Years Inc. issued a press release setting forth its fourth quarter and yearend 2002 earnings. A copy of The First Years Inc.’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release issued by The First Years Inc. on March 6, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST YEARS INC. (Registrant)

By:	/s/ John R. Beals

John R. Beals, Treasurer and Senior Vice President – Finance (Chief Financial Officer and Chief Accounting Officer)

March 6, 2003

The First Years Inc.
Form 8-K
Current Report
Filed as of March 6, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by The First Years Inc. on March 6, 2003.